INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 2-754843, 2-91475, 33-20308, 33-27657, 33-69400
and 33-63608 on Form S-8 of our report dated November 2, 1998, appearing in this Annual Report on Form 10-K of International Game Technology for the year ended September 30, 1998.


DELOITTE & TOUCHE, LLP

Reno, Nevada
December 14, 1998